UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K/A


                                Amendment No. 1
                                       to
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 12, 2003
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                           GTECH Holdings Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)


             1-11250                              05-0451021
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    (Commission file number)             (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  401-392-1000
   --------------------------------------------------------------------------

Explanatory Note:

     On September 12, 2003, a Form 8-K of GTECH Holdings Corporation ("GTECH") was filed with the Securities and Exchange Commission using the filing codes of GTECH Corporation, GTECH's wholly-owned subsidiary (the "Original Filing"). This Amendment No. 1 to Form 8-K (this "Amendment") hereby refiles the Form 8-K under the filing codes of GTECH. This Amendment does not otherwise amend or alter in any way the Original Filing, as filed on September 12, 2003. This Amendment speaks as of the date of the Original Filing, and GTECH has not updated the disclosure in this Amendment to speak as of any later date.

Item 12.          Results of Operations and Financial Condition.
                  ----------------------------------------------

                  This Report incorporates by reference: (a) the press release issued by GTECH on September 12, 2003 respecting GTECH's fiscal 2004 second quarter results, which is attached as Exhibit 99(a) hereto, and (b) the scripts for GTECH's fiscal 2004 second quarter earnings conference call held on September 12, 2003, which are attached as Exhibit 99(b) hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GTECH HOLDINGS CORPORATION


                                    By: /s/ Marc A. Crisafulli
                                       ----------------------------------------
                                       Marc A. Crisafulli
                                       Senior Vice President and General Counsel

Dated:  October 6, 2003

                                  Exhibit Index

         Exhibit Number                 Description
         ----------------------         --------------

         Exhibit 99(a)                  Press Release dated September 12, 2003

         Exhibit 99(b)                  September 12, 2003 Earnings Conference
                                        Call Scripts

         Exhibit 99(c) September 12, 2003 Earnings Conference Call Slide Presentation